UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 21, 2022, Redwood Trust, Inc. (the “Company”) issued an additional $15,000,000 aggregate principal amount of the Company’s 7.75% Convertible Senior Notes due 2027 (the “Additional Notes”). The issuance of the Additional Notes was pursuant to the initial purchasers’ partial exercise of their 13-day option to purchase additional notes granted in the previously announced original offering of an aggregate of $200,000,000 principal amount of 7.75% Convertible Senior Notes due 2027 (the “Original Notes” and, together with the Additional Notes, the “Notes”). The Additional Notes were issued pursuant to, and are governed by, that certain Indenture, dated June 9, 2022 (the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee, pursuant to which the Original Notes were issued, and have identical terms to the Original Notes. The Indenture and the Notes are each as described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2022 (the “Prior 8-K”), which is incorporated herein by reference. The summary of the foregoing transactions is qualified in its entirety by reference to the text of the Indenture, including the Form of Global Note attached as Exhibit A thereto, which was filed as Exhibit 4.1 to the Prior 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.03 above is incorporated by reference into this Item 3.02. The Notes were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) in transactions not involving any public offering. The Notes were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of the Company’s common stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 23,143,159 shares of the Company’s Common Stock may be issued upon conversion of the Notes, based on the initial maximum conversion rate of 107.6426 shares of common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 21, 2022	REDWOOD TRUST, INC.

	By:	/s/ Brooke E. Carillo
Name: Brooke E. Carillo
Title: Chief Financial Officer